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                                                                    EXHIBIT 10.1


                      SECOND AMENDMENT TO CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of May 23, 2000 by and among LIFEPOINT HOSPITALS HOLDINGS, INC. (the "Borrower"); the financial institutions which are now, or in accordance with
SECTION 11.6 of the Credit Agreement (hereinafter described) hereafter, parties to the Credit Agreement hereto by execution of the signature pages to the Credit Agreement or otherwise (collectively, the "Lenders" and each individually, a "Lender"); FLEET NATIONAL BANK, as administrative agent ("Administrative Agent"), for the Lenders (in such capacity as Administrative Agent, together with its successors and assigns in such capacity, the "Agent"); SCOTIABANC, INC., as documentation agent (in such capacity, together with its successors and assigns in such capacity, the "Documentation Agent"); DEUTSCHE BANK SECURITIES INC., as syndication agent (in such capacity, together with its successors and assigns in such capacity, the "Syndication Agent"); SUNTRUST BANK, NASHVILLE, N.A., as co-agent (in such capacity, together with its successors and assigns in suck capacity, the "Co-Agent"); FLEET NATIONAL BANK, as arranger (in such capacity, together with its successors and assigns in such capacity, the "Arranger"); and DEUTSCHE BANK SECURITIES INC. and SCOTIABANC, INC., as co-arrangers (in such capacity, together with their successors and assigns in such capacity, the "Co-Arrangers").

                                    RECITALS

         A. The Borrower, the Lenders, the Agent, the Syndication Agent, the Documentation Agent, the Co-Agent, the Arranger and the Co-Arranger are parties to a Credit Agreement dated as of May 11, 1999, as amended on December 31, 1999 (the "Credit Agreement"). Capitalized terms used herein without definition have the meanings assigned to demean in the Credit Agreement.

         B. The Borrower has requested the Lenders' consent to a proposed Acquisition and a proposed Asset Sale. If the proposed Asset Sale is consummated prior to the proposed Acquisition, the Borrower has informed the Agent that it would deliver a Notice of Reinvestment concerning the proceeds of the Asset Sale indicating, that the Borrower would invest such proceeds in the proposed Acquisition. Because the proposed Acquisition may occur prior to the proposed Asset Sale, however, the Borrower has requested that the Lenders waive the mandatory prepayment required under Section 2.9(b) of the Credit Agreement if the proposed Asset Sale is consummated within eight months of the proposed Acquisition. In addition, the Borrower has requested an increase in the basket in fiscal year 2000 for Permitted Acquisitions which do not require the prior written approval of the Required Lenders. The Borrower has also requested a change in permitted Investments.

         C. The Lenders signing below arc willing to consent to such requests on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


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I. AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction of each of the conditions set forth herein, the Credit Agreement is hereby amended as follows:

         A. DEFINITIONS. ARTICLE I of the Credit Agreement is amended by amending subsection (i) of the definition of "Permitted Acquisition" to read as follows:

            "(i) LifePoint shall have obtained the prior written approval of the Required Lenders, if (A) such Acquisition involves a Total Purchase Price equal to or greater than (x) $45,000,000 plus the net proceeds received by the Borrower from the Riverview Sale (as defined below) if such Acquisition is consummated in fiscal year 2000, or (y) a Total Purchase Price equal to or greater than $32,500,000 if such Acquisition is consummated in any fiscal year other than local year 2000, or (B) the aggregate Total Purchase Price for Acquisitions for which such prior written approval is not required exceeds (x) $45,000,000 plus the net proceeds received by the Borrower from the Riverview Sale for fiscal year 2000, or (y) $40,000,000 for Acquisitions consummated in any f seal year other than fiscal year 2000."

         B. PERMITTED INVESTMENTS. SECTION 7.8(F) is hereby amended by providing that the aggregate amount at any time outstanding which LifePoint and its Subsidiaries may invest in Investments made after May 11, 1999 in joint ventures, partnerships and other equity investments (including any additional investments in joint ventures or partnerships in which they had invested prior to May 11, 1999) is increased from $1,000,000 to $2,000,000.

II. CONSENT TO PUTNAM ACQUISITION. The Borrower has requested that the Lenders consent to the acquisition by a newly formed Subsidiary of substantially all of the assets of Putnam Community Medical Center, a 141-bed general acute care hospital located in Palatka, Florida, for a Total Purchase Price not exceeding $60,000,000, pursuant to an Asset Purchase Agreement relating thereto in substantially the form delivered to the Agent by the Borrower (the "Putnam Acquisition"). The Lenders hereby consent to the Putnam Acquisition on such terms and conditions, provided the Putnam Acquisitions also meets all of the requirements set forth in the Credit Agreement for a Permitted Acquisition and provided such new Subsidiary complies with all of the provisions of the Credit Agreement and other Loan Documents applicable to it, including without limitation Section 7.8(j) of the Credit Agreement.

III. CONSENT TO RIVERVIEW SALE. The Borrower has requested that the Lenders consent to the sale by Riverview Medical Center, LLC, one of the Subsidiary Guarantors, of substantially all of the assets relating to the healthcare facility commonly known as Riverview Medical Center located in Gonzales, Louisiana to Our Lady of the Lake Hospital, Inc. for a total sale price of no less thank $15,000,000, pursuant to an Asset Purchase Agreement relating thereto in substantially the form delivered to the Agent by the Borrower (the "Riverview Sale"). The Lenders hereby consent to the Riverview Sale on such terms and conditions. In the event the Riverview Sale is consummated within eight months following the consummation of the Putnam Acquisition, the Lenders signing below also consent to the waiver of the mandatory prepayment required under Section 2.9(b) of the Credit Agreement with respect to net proceeds of the Riverview Sale.



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IV. REFERENCES IN SECURITY DOCUMENTS; CONFIRMATION OF SECURITY. All references to the "Credit Agreement" in all Security Documents, and in any other Loan Documents shall, from and after the date hereof, refer to the Credit Agreement, as amended by this Amendment, and all obligations of the Borrower under the Credit Agreement shall be secured by and be entitled to the benefits of said Security Documents and such other Loan Documents. All Security Documents heretofore executed by the Borrower and its Affiliates, and each of them, shall remain in full force and effect and, by the Borrower's signature hereto and each such Subsidiary's consent hereto, such Security Documents arc hereby ratified and affirmed.

V. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWER. The Borrower hereby represents and warrants to, and covenants and agrees with, the Lenders that:

         A. The execution and delivery of this Amendment has been duly authorized by all requisite company action on the part of the Borrower.

         B. The representations and warranties of any Loan Party contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of this Amendment as though made at and as of such date. Since the Closing Date, no event or circumstance has occurred or existed which could reasonably be expected to have Material Adverse Effect. As of the date hereof and after giving effect to this Amendment, no Default has occurred and is continuing.

         C. Neither the Borrower nor any Affiliate of the Borrower is required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental instrumentality or other agency or any other person or entity in connection with or as a condition to the execution, delivery or performance of this Amendment.

         D. This Amendment constitutes the legal, valid and binding obligation of the Borrower and its Affiliates enforceable against them, jointly and severally, in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action at law or proceeding in equity, and subject to the availability of the remedy of specific performance of any other equitable remedy or relief to enforce any right thereunder.

         E. The Borrower will satisfy all conditions set forth in SECTION VI.

VI. CONDITIONS. The willingness of the Agent and Lenders to amend the Credit Agreement and grant the foregoing consent, is subject to the following, conditions precedent and subsequent:

         A. Borrower shall have executed and delivered to the Agent (or shall have caused to be executed and delivered to the Agent by the appropriate persons) the following:

            1. On or before the date hereof:



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               (a) This Amendment; and

               (b) True and complete copies of any required stockholders' and/or directors' consents and/or resolutions, authorizing the execution and delivery of this Amendment, certified by the Secretary of the Borrower.

            2. Such other supporting documents and certificates as the Agent or its counsel may reasonably request within the time period(s) reasonably designated by the Agent or its counsel

         B. All legal matters incident to the transactions hereby contemplated shall be reasonably satisfactory to the Agent's counsel.

VI. MISCELLANEOUS.

         A. As provided in the Credit Agreement, the Borrower agrees to reimburse the Agent upon demand for all reasonable fees and disbursements of counsel to the Agent incurred in connection with the preparation of this Amendment.

         B. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         C. This Amendment may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, all of which counterparts shall together constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as an in-hand delivery of an original executed counterpart hereof:

                    [The next pages are the signature pages.]




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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as a sealed instrument by their duly authorized representatives, all as of the day and year first above written.


                                    LIFEPOINT HOSPITALS HOLDINGS, INC.



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    FLEET NATIONAL BANK
                                    as Administrative Agent, Arranger,
                                      Co-Arranger and a Lender



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    DEUTSCHE BANK SECURITIES, INC.
                                    as Syndication Agent and Co-Arranger



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    DEUTSCHE BANK, A.G., NEW YORK
                                    AND/OR CAYMAN ISLANDS BRANCH,
                                    as a Lender



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    SCOTIABANC, INC.



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:






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                                    SUNTRUST BANK, NASHVILLE, N.A.
                                    as Co-Agent and a Lender



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    BANK OF AMERICA, N.A., as a Lender



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    THE CHASE MANHATTAN BANK,
                                    as a Lender



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    AMSOUTH BANK, successor in interest by
                                    merger to FIRST AMERICAN NATIONAL
                                    BANK, as a Lender



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:



                                    MONUMENT CAPITAL, LTD., as a Lender
                                    By:    Alliance Capital Management, L.P.
                                           as Investment Manager
                                    By:    Alliance Capital Management
                                           Corporation, as General Partner



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:





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                                    OAK MOUNTAIN LIMITED, as a Lender
                                    By: Alliance Capital Management, L.P.
                                        as Investment Manager


                                    By: Alliance Capital Management
                                        Corporation,
                                        as General Partner



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    JOHN NUVEEN & CO.,
                                    as a Lender



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    NORSE CBO, LTD., as a Lender



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    MAGNETITE ASSET INVESTORS, LLC.,
                                    as a Lender



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    CARLYLE HIGH YIELD PARTNERS II, LTD.,
                                    as a Lender



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:





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                                    FIRST DOMINION FUNDING III,
                                    as a Lender



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    ARES III CLO, LTD.,
                                    as a Lender



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    VAN KAMPEN,
                                    as a Lender



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    UNION BANK OF CALIFORNIA, N.A.,
                                    as a Lender



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:




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                 CONSENT AND CONFIRMATION OF SECURITY OF PARENT

         The undersigned, LIFEPOINT HOSPITALS, INC., which owns all of the issued and outstanding equity interests in the Borrower, hereby joins in the execution of the foregoing Second Amendment to Credit Agreement dated as of May 23, 2000 (the "Amendment") to which this Consent is attached (1) to confirm its consent to all of the transactions contemplated by the Amendment, and (2) to confirm and ratify its Guarantee Agreement and Security Agreement entered into as required under such Credit Agreement and dated as of May 11, 1999 in favor of the Agent and the Lenders which remains in full force and effect.

                                    LIFEPOINT HOSPITALS, INC.



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:




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              CONSENT AND CONFIRMATION OF SECURITY OF SUBSIDIARIES

         Each of the undersigned Subsidiaries of the Borrower hereby joins in the execution of the foregoing Second Amendment to Credit Agreement dated as of May 23, 2000 (the "Amendment") to which this Subsidiary Confirmation of Security is attached (1) to confirm its consent, to the extent required, to all of the transactions contemplated by the Amendment, and (2) to confirm and ratify its Guaranty and Security Agreement entered into as required under such Credit Agreement and dated as of May 11, 1999 with the Agent, on behalf of the Lenders, which remain in full force and effect with respect to an of the Borrower Obligations and Grantor Obligations (as defined therein).

                                    AMERICA GROUP OFFICES, LLC.
                                    AMERICA MANAGEMENT COMPANIES, LLC.
                                    AMG-CROCKET, LLC AMG-HILCREST, LLC
                                    AMG-HILLSIDE, LLC
                                    AMG-LIVINGSTON, LLC AMG-LOGAN, LLC
                                    AMG-SOUTHERN TENNESSEE, LLC
                                    AMG-TRINITY, LLC
                                    ASHLEY VALLEY MEDICAL CENTER, LLC
                                    ASHLEY VALLEY PHYSICIAN PRACTICE, LLC
                                    BARROW MEDICAL CENTER, LLC
                                    BARTOW HEALTHCARE PARTNER, INC.
                                    BARTOW HEALTHCARE SYSTEM, LTD
                                    BARTOW MEMORIAL LIMITED PARTNER, LLC
                                    BURBON COMMUNITY HOSPITAL, LLC
                                    BUFFALO TRACE RADIATION ONCOLOGY
                                      ASSOCIATES, LLC
                                    CASTLEVIEW HOSPITAL, LLC
                                    CASTLEVIEW MEDICAL, LLC
                                    CASTLEVIEW PHYSICIAN PRACTICE, LLC
                                    COMMUNITY HOSPITAL OF ANDALUSIA, INC.
                                    COMMUNITY MEDICAL, LLC
                                    CROCKETT HOSPITAL, LLC
                                    DODGE CITY HEALTHCARE GROUP, LP
                                    DODGE CITY HEALTHCARE PARTNER, INC.
                                    GEORGETOWN COMMUNITY HOSPITAL, LLC
                                    GEORGETOWN REHABILITATION, LLC
                                    HALSTEAD HOSPITAL, LLC HCK
                                    LOGAN MEMORIAL, LLC
                                    HDP ANDALUSIA, LLC
                                    HDP GEORGETOWN, LLC
                                    HILLSIDE HOSPITAL, LLC
                                    HST PHYSICIAN PRACTICE, LLC
                                    HTI GEORGETOWN, LLC
                                    HTI PINELAKE, LLC
                                    INTEGRATED PHYSICIAN SERVICES, LLC





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                                    KANSAS HEALTHCARE MANAGEMENT COMPANY, INC.
                                    KANSAS HEALTHCARE MANAGEMENT SERVICES, LLC
                                    KENTUCKY HOSPITAL, LLC
                                    KENTUCKY MEDSERV, LLC
                                    KENTUCKY MSO, LLC
                                    KENTUCKY PHYSICIANS SERVICES, INC.
                                    LAKE CUMBERLAND HEALTH CARE, INC.
                                    LAKE CUMBERLAND REGIONAL HOSPITAL, LLC
                                    LAKE CUMBERLAND REGIONAL PHYSICIAN
                                      HOSPITAL ORGANIZATION, LLC
                                    LHSC, LLC
                                    LIFEPOINT CORPORATE SERVICES, GENERAL
                                      PARTNERSHIP
                                    LIFEPOINT CSGP, LLC
                                    LIFEPOINT CSLP, LLC
                                    LIFEPOINT FINANCE GP, LLC
                                    LIFEPOINT FINANCE LP, LLC
                                    LIFEPOINT FINANCE, LIMITED PARTNERSHIP
                                    LIFEPOINT HOLDINGS 2, LLC
                                    LIFEPOINT HOLDINGS 3, INC.
                                    LIFEPOINT OF GAGP, LLC
                                    LIFEPOINT OF GEORGIA, LIMITED PARTNERSHIP
                                    LIFEPOINT OF KENTUCKY, LLC
                                    LIFEPOINT MEDICAL GROUP-HILLSIDE, INC.
                                    LIFEPOINT RC, INC.
                                    LIVINGSTON REGIONAL HOSPITAL, LLC
                                    LOGAN MEDICAL, LLC
                                    LOGAN MEMORIAL HOSPITAL, LLC
                                    MEADOWVIEW PHYSICIAN PRACTICE, LLC
                                    MEADOWVIEW REGIONAL MEDICAL CENTER, LLC
                                    MEADOWVIEW RIGHTS, LLC





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